Exhibit 99.1

FingerMotion Enters into Cooperation Agreement Seeking to Expand into Overseas Hardware and Terminal Business with Migu Video Technology Co. Ltd.

NEW YORK, NY, May 12, 2023 (GLOBE NEWSWIRE) -- FingerMotion, Inc. (NASDAQ: FNGR) (the “Company” or “FingerMotion”), a Big Data company with revenue streams from mobile recharge, SMS, and Insuretec services, announced today that it has entered into a cooperation agreement between Migu Video Technology Co., Ltd. (“Migu Video”) and FingerMotion, Inc.’s contractually controlled subsidiary, Shanghai JiuGe Information Technology Co., Ltd., to start in-depth collaboration on overseas hardware and terminal business.

Migu Video is a wholly-owned subsidiary of China Mobile's Migu Culture Technology Co., Ltd. which is the sole streaming content producer of Migu Culture in the video field. It is regarded as the first to establish a Multi-channel network (“MCN”) in China. Overseas growth is an essential element of the MCN of Migu Video. Another key element is the research and development of international standards that highlight Chinese culture and art. The final element is the establishment of an international video sharing platform. Through this cooperation agreement the Company seeks to collaborate with Migu Video to develop a solution to fully combine the Company’s innovative product research & development capabilities and resource integration capabilities in order to expand into the international streaming market with Migu Video.

This cooperation agreement sets the stage for FingerMotion to build synergies in the development of an international streaming content aggregator and highlight FingerMotion’s brand differentiation advantages in international markets.

This cooperation agreement will help FingerMotion implement its strategic plan of "domestic precision and overseas extension" in 2023. The initial focus will be on Migu Video, ensuring that its entire network of users, which currently exceeds 100 million (according to the TongbiCapital article published on March 23, 2023: https://tongbicapital.com/news/detail?_id=641cf65c3e0a126c88703834), can see the optionality and customizable options of Migu Video.

In a subsequent phase of the collaboration with Migu Video, the two parties plan to focus on establishing a sales organization, product optimization, and portal upgrade in expectation of bringing more innovative services to customers while continuously improving the social value of the overseas hardware and terminal business. Within the next two years, the Company and Migu Video anticipate that they will serve more than 10 million overseas users and more than 10 overseas countries, and the Company intends to gradually expand its own sub-brands with overseas hardware and terminal as a core line of business.

About Migu Video

Migu Video is a subsidiary of Migu Culture Technology Co., Ltd. (referred to as "Migu Company") is an integrated professional subsidiary established by China Mobile for the mobile Internet field and is responsible for product provision, operation and service in the field of digital content. It is China Mobile's music, video, reading, games, and animation digital business segments, with five subsidiaries including Migu Music, Migu Video, Migu Digital Media, Migu Interactive Entertainment, and Migu Animation. At present, Migu Company has become a leading full-scene brand immersion platform in China, bringing together more than 35 million+ songs, 4.6 million videos, 600,000+ books, 1,100+ games, and 750,000 episodes of animation and comics. Facing the future, Migu plans to vigorously explore the operation innovation of "Internet + digital content", combine content incubation with channel cooperation, focus on cross-field IP operations, and actively create four new media integration, digital content aggregation, copyright transactions, and content entrepreneurship and innovation. A large platform dedicated to bringing changes in entertainment lifestyles to users.

About FingerMotion, Inc.

FingerMotion is an evolving technology company with a core competency in mobile payment and recharge platform solutions in China. It is one of only a few companies in China with access to wholesale rechargeable minutes from China's largest mobile phone providers to service their consumers. As the user base of its primary business continues to grow, the Company is developing additional value-added technologies to market to its users. The vision of the Company is to rapidly grow the user base through organic means and have this growth develop into an ecosystem of users with high engagement rates utilizing its innovative applications. Developing a highly engaged ecosystem of users would strategically position the Company to onboard larger customer bases. FingerMotion eventually hopes to serve over 1 billion users in the China market and eventually expand the model to other regional markets.

Company Contact:

FingerMotion, Inc.

For further information e-mail: info@fingermotion.com

Phone: 718-269-3366

Investor Relations Contact:

Skyline Corporate Communications Group, LLC

Scott Powell, President

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Office: (646) 893-5835

Email: info@skylineccg.com

Safe Harbor Statement

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